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                                                                   Exhibit 23.4



                       [PINCOCK, ALLEN & HOLT LETTERHEAD]




                     CONSENT OF PINCOCK, ALLEN & HOLT, INC.



        We hereby consent to the use of our name and the reference to our report in the Registration Statement on Form S-4 of Homestake Mining Company to be submitted in January 1997.


                                               PINCOCK, ALLEN & HOLT


                                               By: /s/ Alex Bissett
                                                   -------------------------
                                                   Name:  Alex Bissett, P.E.
                                                   Title: President
                                                   Date:  January 2, 1997